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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): January 2, 2001

                                   NEFF CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                001-14145                    65-0626400
____________________________  ________________________    ____________________
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
           of Incorporation)                              identification Number)

              3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178
               (Address or principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 513-3350

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                              Item 5. OTHER EVENTS

     On January 2, 2001, Neff Corp. issued a press release to announce that it had received a proposal from United Rentals, Inc. to acquire all of the outstanding shares of Neff Corp. A copy of such press release is attached as
Exhibit 99 hereto and incorporated by referance.

                   Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                                 (c) Exhibits.


             The following Exhibit is filed as part of the report.

                    (99) Press Release dated January 2, 2001
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Neff Corp.
                                              Registrant
Date: January 4, 2001
                                              /s/ Mark Irion
                                              _______________________________
                                              Mark Irion
                                              Chief Financial Officer
                                              On behalf of the registrant and as
                                              Principal Financial and Accounting
                                              Officer


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                                 Exhibit Index


Exhibit           Description                                          Page

(99)              Press Release dated January 2, 2000                   5

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Neff Corp. Reports Receiving a Proposal From United Rentals Inc.

     Miami, Florida (January, 2, 2001) Neff Corp. (NYSE:NFF), announced today that it has received a proposal from United Rentals Inc. (NYSE:URI) to acquire all of the outstanding shares of Neff Corp. held by the public at an exchange ratio of .18 shares of United Rentals for each share of the company, subject to the satisfaction of certain terms and conditions. Neff's board of directors has established a special committee of independent directors to consider the proposal. The members of the special committee are Mr. Paul Dean and Mr. Michael Markbreiter. Cadwalader, Wickersham & Taft has been retained as legal counsel to the special committee. There can be no assurances that the proposed transaction or any similar type of transaction will be consummated.

Note: This press release contains forward-looking information within the meaning of the Private Securities Litigation reform Act. Actual results may differ materially from those projected in the forward-looking statements. Risks that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks inherent in the company's growth strategy, such as the uncertainty that the Company will be able to identify, acquire and integrate attractive acquisition candidates; the Company's dependence on additional capital for future growth; and the degree to which the Company is leveraged. Additional information concerning these and other risks and uncertainties is contained from time-to-time in the Company's SEC filings. In light of these risks and uncertainties, there can be no assurance that the results referred to in forward-looking statements made in this press release will in fact occur.
Contact:
     Neff Corp., Miami
     Peter G. Gladis, 305/513-3350, ext. 205
     or
     Mark H. Irion, 305/513-3350, ext. 212